SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): October 11, 2004


                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


           Maryland                    1-12002                    23-2715194
 (State or other jurisdiction        (Commission              (I.R.S. Employer
       of incorporation)              File Number)           Identification No.)



                   1311 Mamaroneck Avenue, Suite 260
                          White Plains, New York              10605
               (Address of principal executive offices)     (Zip Code)


                                 (914) 288-8100
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

ITEM 2.02. Other Events

On October 11, 2004, the Registrant, Acadia Realty Trust, issued a press release announcing that as a result of the aftermath of the recent hurricane Ivan, the Mark Plaza property located in Wilkes-Barre, PA, experienced flooding and resultant property damage. The Registrant believes that its exposure could potentially reach the maximum deductible of $730,000, or $0.02 on a per share basis for the quarter ended September 30, 2004. A copy of the press release is included as an exhibit to this filing.

ITEM 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1  Press release dated October 11, 2004


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ACADIA REALTY TRUST
                                                 (Registrant)


Date: October 11, 2004                        By: /s/ Michael Nelsen
                                                  ------------------
                                                  Name:  Michael Nelsen
                                                  Title: Sr. Vice President and
                                                         Chief Financial Officer